UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: August 22, 2005

(Date of earliest event reported)

Worldwide Restaurant Concepts, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-10711	95-4307254
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

15301 Ventura Blvd., Building B, Suite 300, Sherman Oaks, CA. 91403

(Address of principal executive offices, including zip code)

(818) 662-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d- 2b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e- 4c))

Item 8.01 Other Events

On August 22, 2005, Worldwide Restaurant Concepts, Inc. issued a press release announcing that it had set a special meeting  of stockholders in connection with the proposed merger with affiliates of Pacific Equity Partners Pty Limited.   The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 22, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2005	WORLDWIDE RESTAURANT CONCEPTS, INC.

	By:	/s/ A. Keith Wall
	Name:	A. Keith Wall
	Title:	Vice President and CFO